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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):           April 19, 2000
                                                    --------------------------


                                   eBay Inc.
            (Exact name of registrant as specified in its charter)

         Delaware                                               0-28064                                            77-0430924
(State or other jurisdiction                            (Commission File Number)                                (I.R.S. Employer
     of incorporation)                                                                                         Identification No.)


                   2145 Hamilton Avenue, San Jose, California                                 95125
                    (Address of principal executive offices)                               (Zip Code)

     Registrant's telephone number, including area code:    (408) 558-7400
                                                         -------------------

Not applicable.

        (Former name or former address, if changed since last report.)
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Item 5.  Other Events.

     On April 19, 2000, the Board of Directors of eBay Inc., a Delaware corporation, declared a two-for-one stock split to be effected in the form of a stock dividend. The record date for the stock split was May 9, 2000, and the payment date is May 24, 2000.

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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              EBAY INC.


                              By: /s/ Michael R. Jacobson
                                  ---------------------------------------------
                                  Michael R. Jacobson
                                  Vice President, Legal Affairs, Secretary and
                                  General Counsel


Date:  May 24, 2000